American Beacon Treasury Inflation Protected Securities Fund	Ticker Symbol: A Class: ATSAX C Class: ATSCX Y Class: ACUYX Institutional: ATPIX Investor: ABTPX

SUMMARY PROSPECTUS	APRIL 30, 2014 (supplemented June 30, 2014)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated April 30, 2014 and supplemented June 30, 2014, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is inflation protection and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 10 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 29 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share class
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses2
(expenses that you pay each year as a percentage of the value of your investment)

	Share class
	A	C	Y	Institutional	Investor
Management fees	0.11%	0.11%	0.11%	0.11%	0.11%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.60%	0.58%	0.52%	0.29%	0.68%
Total Annual Fund Operating Expenses	0.96%	1.69%	0.63%	0.40%	0.79%
Fee waiver and/or expense reimbursement	(0.06)%	(0.01)%	(0.02)%	0.10%[3]	(0.10)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement[4]	0.90%	1.68%[3]	0.61%	0.30%	0.69%
[1]	A contingent deferred sales charge (“CDSC”) of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]	The fee table has been restated with respect to the Fund’s A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[3]	The Manager has contractually agreed to reduce administrative services fees for the Institutional Class in an amount equal to 0.10% of the average daily net assets of that class through April 30, 2015. The administrative services fee reduction can be changed only by approval of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Expense Reduction and Reimbursement of a class to exceed the percentage limit contractually agreed.
[4]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class and Investor Class of the Fund for Other Expenses, as applicable, through April 30, 2015 to the extent that Total Annual Fund Operating Expenses exceed 0.90% for the A Class, 1.68% for the C Class, 0.61% for the Y Class and 0.69% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 year	3 years	5 years	10 years
A	$563	$761	$975	$1,591
C	$271	$532	$917	$1,997
Y	$62	$199	$348	$784
Institutional	$31	$119	$215	$496
Investor	$70	$242	$428	$969

Assuming no redemption of shares:

Share Class	1 year	3 years	5 years	10 years
C	$171	$532	$917	$1,997

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 252% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Under normal circumstances, the Fund’s dollar-weighted average maturity is expected to be between three and twenty years.

Inflation-indexed securities, also known as inflation-protected securities, are fixed-income instruments structured such that their interest and/or principal payments are adjusted in order to provide a total return exceeding inflation over the long term.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

NISA Investment Advisors, L.L.C. uses strategic (top-down) and tactical (bottom-up) analyses to determine a strategy whose goal is to outperform the Fund’s benchmark. Standish Mellon Asset Management Company LLC’s investment process combines top down cyclical macroeconomic analysis with bottom-up relative value analysis. Standish Mellon Asset Management Company LLC’s top-down research contributes 60% – 70% of the value added and drives duration and yield curve strategies. The remaining 30% – 40% of the value added is generated by Standish Mellon Asset Management Company LLC’s bottom-up issue selection focusing on the issue’s theoretical fair value, seasonality impacts and supply/demand. The sub-advisors actively manage the Fund’s portfolio and the Fund may, at times, engage in short-term trading.

The Fund may also invest cash balances in other investment companies, including money market funds.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, including a U.S. Government agency, will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

Deflation Risk

In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by the Fund could also result in increased short-term capital gain distributions, which are taxable as ordinary income.

Income Risk

Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of the Fund’s distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

Interest Rate Risk

The Fund is subject to the risk that the market value of the fixed income securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. The price of fixed income securities is also affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Events Risk

Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk

Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Like all bonds, U.S. Government bonds are also subject to credit risk and interest rate risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index. The chart and the table below show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class shares on June 30, 2004, Investor Class shares on March 1, 2009, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. The performance of the Investor Class shares shown in the chart and table below represents the returns of the Institutional Class shares from June 30, 2004 to March 2, 2009 and the performance of the Investor Class shares from March 2, 2009 to December 31, 2013. Performance for the Y Class, A Class and C Class shares represents: (1) the returns achieved by the Institutional Class shares from June 30, 2004 to March 2, 2009, (2) the returns achieved by the Investor Class shares from March 2, 2009 to the inception date of the Y Class, A Class and C Class shares, respectively; and (3) the returns achieved by each such share class through December 31, 2013. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Funds’ website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Highest Quarterly Return: (1/1/05 through 12/31/13)	5.70% (1st Quarter 2008)
Lowest Quarterly Return: (1/1/05 through 12/31/13)	-5.59% (2nd Quarter 2013)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2013
	Inception Date of Class			Since Inception 6/30/2004
Investor Class	3/2/2009	1 Year	5 Years
Return Before Taxes		-6.06%	4.28%	3.88%
Return After Taxes on Distributions		-6.06%	3.84%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares		-3.43%	3.39%	2.94%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception 6/30/2004
A	5/17/2010	-10.89%	3.01%	3.22%
C	9/1/2010	-8.15%	3.50%	3.47%
Y	3/1/2010	-5.98%	4.41%	3.96%
Institutional	6/30/2004	-5.74%	4.68%	4.10%

Index	1 Year	5 Years	Since Inception 6/30/2004
Barclays Capital® 1 – 10 Yr. U.S. TIPS Index (reflects no deduction for fees, expenses or taxes	-5.58%	4.95%	4.39%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	NISA Investment Advisors, LLC
‣	Standish Mellon Asset Management Company, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Kirk L. Brown, Senior Portfolio Manager	Since Fund Inception (2004)
Wyatt L. Crumpler, Chief Investment Officer	Since 2007
Gene L. Needles, Jr., President & CEO	Since 2012

NISA Investment Advisors, L.L.C.
Dr. Jess Yawitz, Chairman, CEO	Since Fund Inception (2004)
Dr. William Marshall, President	Since Fund Inception (2004)
Ken Lester, Managing Director, Portfolio Management	Since Fund Inception (2004)
Anthony Pope, Managing Director, Portfolio Management	Since Fund Inception (2004)
David Eichhorn, Managing Director, Investment Strategies	Since 2013
Joe Murphy, Director, Portfolio Management	Since 2013

Standish Mellon Asset Management Company LLC
Robert Bayston, Managing Director, Sr. Portfolio Manager	Since 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this Prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.